                                          497(e) File Nos. 33-36556 and 811-6154


                       SUPPLEMENT DATED JANUARY 15, 1998
                                       TO
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997


                       LANDMARK INTERNATIONAL EQUITY FUND
                   LANDMARK EMERGING ASIAN MARKETS EQUITY FUND


THE FOURTH PARAGRAPH OF THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES; ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" ON PAGE 12 IS HEREBY DELETED AND REPLACED BY THE FOLLOWING:


         Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.